Rule 497(e)
File Nos. 333-145333 and 811-22105

Individual Retirement Bonus Product

A Flexible Premium Variable Universal Life Insurance Policy
Offered by Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-4 Series Account

Supplement Dated September 29, 2008

To the Prospectus dated May 1, 2008

Effective October 10, 2008, the Individual Retirement Bonus Product (“Policy”) will be available to certain eligible employees of Great-West Life & Annuity Insurance Company (the “Company”). For those eligible employees that choose to purchase the Policy, the Company may waive the Mortality and Expense Risk Charge. Accordingly, the “Mortality and Expense Risk Fees” row of the “Periodic Charges Other Than Fund Operating Expenses” fee table on page 10 is revised to add the following footnote:

Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Fees[1]	Upon each Valuation Date	Guaranteed: Maximum: 1.00% annually. Current: 1.00% for Policy Years 1-6, 0.00% for Policy Years 7+.

In addition, the first paragraph in the Mortality and Expense Risk Charge section on page 27 is deleted in its entirety and replaced with the following:

Mortality and Expense Risk Charge. This charge is for the mortality and expense risks we assume with respect to the Policy. It is based on an annual rate that we apply against each Division of the Series Account on a daily basis. We convert the mortality and expense risk charge into a daily rate by dividing the annual rate by 365. The mortality and expense risk charge will be determined by us from time to time based on our expectations of future interest, mortality experience, persistency, expenses and taxes, but will not exceed 1.0% annually. Currently, the charge is 1.00% for Policy Years 1 through 6, 0.00% for Policy Years 7+. We may waive the mortality and expense risk charge in connection with Policies sold to Company employees who are eligible to purchase the Policy. Charge reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2008. Please keep this Supplement for future reference.

1 We may waive the mortality and expense risk charge in connection with Policies sold to Company employees who are eligible to purchase the Policy.